
iLinc Collaboration Suite Overview
Easy to Use
Easy to Implement
Flexible Licensing
Fully-Featured
Reliable
Secure
Proven
Highest ROI

iLinc™

WEB CONFERENCING AND COLLABORATION SOFTWARE

iLinc Communications (AMEX:ILC)

James M. Powers, Jr.
Chairman, President & CEO

Safe Harbor Statement

The following information constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from any future results described within the forward-looking statements. Factors that could contribute to such differences include, the rate of acceptance of Web and audio conferencing and changes in the Web and audio conferencing market in general, acceptance of new products and sales results, the need for working capital, recognition of revenues which support net income, payments from affiliates, litigation and other matters more fully disclosed in the Company's reports filed with the Securities and Exchange Commission. The forward-looking information provided herein represents the Company's estimates as of the date of the presentation of information, and subsequent events and developments may cause the Company's estimates to change. The Company specifically disclaims any obligation to update the forward-looking information in the future. Therefore, this forward-looking information should not be relied upon as representing the Company's estimates of its future financial performance as of any date subsequent to the date of this information.

Agenda

- iLinc Company Overview
- Market
- iLinc's Competitive Advantages
- Financial Highlights
- Summary

iLinc Company Overview

- Leading Provider of Enterprise Web Conferencing and Audio Conferencing (Traditional & Internet)
- Well Positioned in Rapidly Growing Web Conferencing Market
- Compete Effectively with Market Share Leaders – WebEx and Microsoft LiveMeeting
- Significant Sustainable Competitive Advantages
- 3,000 Customers with 30 in Fortune 500

Total Web Conferencing Market

$750 Million (2005) growing to $3.25 Billion (2011)



Total Web Conferencing Market: Revenue Forecasts (World), 2003-2011
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Revenues ($ Million)
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: Frost and Sullivan, World Web Conferencing Markets, June 2005

Web Conferencing Service Market

$600 Million (2005) growing to $1.85 Billion (2011)

webex

Microsoft Office Live Meeting
A PlaceWare Service

iLinc™



Web Conferencing Services Market:
Revenue Forecasts (World), 2003-2011
Revenues ($ Million)
CAGR 23%
Revenues ($ Million)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
Source: Frost and Sullivan, World Web Conferencing Markets, June 2005

Web Conferencing Software Market

$150 Million (2005) growing to $1.40 Billion (2011)


On-Premise Web Conferencing Software Market:
Revenue Forecasts (World), 2003-2011
Revenues ($ Million)
CAGR 39%
Revenues ($ Million)
1,600
1,400
1,200
1,000
800
600
400
200
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
Source: Frost and Sullivan, World Web Conferencing Markets, June 2005

iLinc™

iLinc – A Recognized Leader

2006 Excellence in Technology Award

Frost and Sullivan, January 2006 *(previously won by WebEx 4 of 5 years)*

Voted in Top 4 - Best eLearning Webinar Provider

eLearning Magazine, 2005 eLearning Awards

"1st virtual classroom product & still a technology leader"

Bersin & Associates, e-Learning Report, August 2004

"High data security, impressive client list"

Brandon Hall, Live E-Learning Report, May 2004

"A very solid foundation for enterprise collaboration"

Frost and Sullivan Analyst Report, April 2004

Notable Customer Base - 98% Retention

U.S. ARMY
THE DOCUMENT COMPANY XEROX
We want you to know™ Aetna®
Creighton UNIVERSITY
QUALCOMM
UNITED
Travelers
EDS
altiris® intuitive > manageability
accelerate your life NAVY
NATIONAL UNIVERSITY
Homeland Security
Greenberg Traurig LLP
Office DEPOT What you need. What you need to know.
WebMD
SONY
Allianz
GUARDIAN®
KENT STATE UNIVERSITY
STATE OF OREGON 1859
STATE OF LOUISIANA
Steelcase
SUNY THE STATE UNIVERSITY of NEW YORK
citigroup
JPMorganChase

Robust Features Yet Easy to Use


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James Powers
Seth Yount
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Why iLinc?
• Easy to use
– Consistent GUI for Multiple Capabilities
• Reliable
– Proven Software, 99.999% Availability (Hosted)
• Scalable
– Quickly Scale from Ten to Thousands of People
• Secure
– AES Encryption (New Government Standard)
• Cost-Effective
– Enabling You to Own the Software; Installed Inside Your Network or Hosted by iLinc
iLinc
WEB AND AUDIO CONFERENCING SOFTWARE FOR COLLABORATION
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Proven Web Conferencing Software

Time Tested / Demonstrated Customer Success

- First in Industry – Launched in 1994
- Currently Sold in 11 Countries and Available in 6 Languages
- The Most Robust Feature Set in the Industry yet Easy to Install and Easy to Use
- More than 500,000 Active Users Worldwide and Growing
- Millions and Millions of Hours of Online Training & Web Conferencing Provided

Competitive Advantages

Conferencing For Organizations Who Really Use It

- Ownership Model Delivers Unrivaled ROI
- Integrated Audio Conferencing, Video Conferencing & Internet Phone (VOIP)
- Highest Level Security in Industry
- Enterprise Software that Scales to Unlimited Capacity
- Installs on Client Network or Hosted by iLinc (SaaS)

Growth Strategy

Replacement Strategy

- 400+ Customers Recently Liberated from Competitors

Up sell / Cross Sell Web & Audio Product Lines

- 50% of Sales Orders are for Multiple Products/Services

3rd Party / OEM Distribution Strategy

- Currently Developing Several Strategic Relationships with Powerful Channel Distribution Capabilities

Financial Highlights

2006 Fiscal Year Highlights

- $12.6 million in Annual Revenue –**25%** Annual Growth Rate over last fiscal year
- Averaging 40% CAGR over the last 4 years

Q4 FY 2006

- Generated revenues of $3.6 Million in the quarter
- 2nd Consecutive Quarter of $500,000 Operating Profit

Note: Fiscal Year Ends March 31st

Strong Annual Revenue Growth


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006

Note: Fiscal Year Ends March 31st

FY06 Results Preliminary and Unaudited

www.iLinc.com

Sustained Quarterly Revenue Growth


$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06

Note: Fiscal Year Ends March 31st

FY06 Results Preliminary and Unaudited

Recently Improved Bottom-Line


$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
-$400,000
-$600,000
-$800,000
-$1,000,000
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Net Income
Earnings From Operations
EBITDA

Note: Fiscal Year Ends March 31st

FY06 Results Preliminary and Unaudited

Summary - Excellent Investment Opportunity

- Well Positioned in High Growth Industry
- Sustainable Competitive Advantages
- Deliver Proven & Time Tested Software Products
- Established & Rapidly Growing Customer Base
- Significant EBITDA and Sustainable Profitability from High Margin Software Sales
- Continued Success in Direct & Indirect Sales Growth

Thank You

Contact Information

James M. Powers, Jr.

602-718-1505 (Direct)

email: jpowers@iLinc.com

iLinc COMMUNICATIONS